                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

                                BWAY CORPORATION

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to BWAY Corporation, to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD                      /S/ JOHN T. STIRRUP

Warren J. Hayford,                         John T. Stirrup,
Chief Executive Officer and Director       President, Chief Operating Officer
                                           and Director

/S/ JAMES W. MILTON                        /S/ DAVID P. HAYFORD

James W. Milton,                           David P. Hayford,
Executive Vice President and Director      Senior Vice President and Chief
                                           Financial Officer

/S/ KEVIN C. KERN                          /S/ THOMAS A. DONAHOE
Kevin C. Kern,                             Thomas A. Donahoe,
Vice President and Corporate Controller    Director


/S/ ALEXANDER P. DYER                      /S/ JEAN-PIERRE M. ERGAS
Alexander P. Dyer,                         Jean-Pierre M. Ergas
Director                                   Director

/S/ JOHN E. JONES
                                           /S/ JOHN W. PUTH
John E. Jones,                             John W. Puth,
Director                                   Director

                               POWER OF ATTORNEY
                               -----------------

                           ARMSTRONG CONTAINERS, INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Armstrong Containers, Inc., to sign the Registration Statement on Form S-4 of
(i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD    /S/ JOHN T. STIRRUP

Warren J. Hayford,       John T. Stirrup,
Director                 President and Director

/S/ DAVID P. HAYFORD
David P. Hayford,
Vice President

                               POWER OF ATTORNEY
                               -----------------


                            BROCKWAY STANDARD, INC.

     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Brockway Standard, Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD                   /S/ JOHN T. STIRRUP

Warren J. Hayford,                      John T. Stirrup,
Chief Executive Officer and Director    Director

/S/ DAVID P. HAYFORD

David P. Hayford,
Senior Vice President

                               POWER OF ATTORNEY
                               -----------------

                        BROCKWAY STANDARD (CANADA), INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Brockway Standard (Canada), Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:

/S/ DAVID P. HAYFORD                     /S/ ROBERT C. COLEMAN

David P. Hayford,                        Robert C. Coleman,
Executive Vice President and Director    President

/S/ MICHAEL J. TOBIN

Michael J. Tobin,
Director

                               POWER OF ATTORNEY
                               -----------------

                      BROCKWAY STANDARD (NEW JERSEY), INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Brockway Standard (New Jersey), Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:

/S/ WARREN J. HAYFORD     /S/ JOHN T. STIRRUP

Warren J. Hayford,        John T. Stirrup,
Director                  President and Director

/S/ DAVID P. HAYFORD

David P. Hayford,
Senior Vice President

                               POWER OF ATTORNEY
                               -----------------

                         BROCKWAY STANDARD (OHIO), INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Brockway Standard (Ohio), Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD     /S/ JOHN T. STIRRUP

Warren J. Hayford,        John T. Stirrup,
Director                  President and Director

/S/ DAVID P. HAYFORD

David P. Hayford,
Vice President

                               POWER OF ATTORNEY
                               -----------------

                           MATERIALS MANAGEMENT, INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Materials Management, Inc., to sign the Registration Statement on Form S-4 of
(i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:

/S/ DANIEL SITLER          /S/ BLAIR G. SCHLOSSBERG

Daniel Sitler,             Blair G. Schlossberg,
President and Director     Director

                               POWER OF ATTORNEY
                               -----------------

                            MILTON CAN COMPANY, INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Milton Can Company, Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD     /S/ JAMES W. MILTON

Warren J. Hayford,        James W. Milton,
Director                  President and Director

/S/ JOHN T. STIRRUP       /S/ DAVID P. HAYFORD

John T. Stirrup,          David P. Hayford,
Director                  Senior Vice President

                               POWER OF ATTORNEY
                               -----------------

                              PLATE MASTERS, INC.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints David P. Hayford and Blair G. Schlossberg and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Plate Masters, Inc., to sign the Registration Statement on Form S-4 of (i) BWAY Corporation and (ii) Armstrong Containers, Inc., Brockway Standard, Inc., Brockway Standard (Canada), Inc., Brockway Standard (New Jersey), Inc., Brockway Standard (Ohio), Inc., Materials Management, Inc., Milton Can Company, Inc. and Plate Masters, Inc. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by BWAY Corporation and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 21st day of April, 1997, by the following persons:


/S/ WARREN J. HAYFORD       /S/ JOHN T. STIRRUP

Warren J. Hayford,          John T. Stirrup,
Director                    President and Director

/S/ DAVID P. HAYFORD

David P. Hayford,
Vice President